August 4, 2020 Earnings Presentation Q2 2020

Disclaimer This presentation includes forward-looking statements. All statements contained in this presentation other than statements of historical facts, including statements regarding expectations about future financial performance or results of Cardlytics, Inc. (“Cardlytics,” “we,” “us,” or “our), the anticipated impact of our key priorities on driving growth, growth in FI MAUs, expectations regarding adding additional marketers and marketer spend in 2020, the timing and evolution of our platform to provide self-service, the impact of COVID-19 on our business and the economy as a whole, the impact of our rise, retain, and return strategy and the sufficiency of our capital structure. The words “anticipate,” believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. The future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to the uncertain impacts that COVID-19 may have on our business, financial condition, results of operations; unfavorable conditions in the global economy and the industries that we serve; our quarterly operating results have fluctuated and may continue to vary from period to period; our ability to sustain our revenue and billings growth; the timing of the phased launch of Cardlytics Direct by U.S. Bank; risks related to our substantial dependence on our Cardlytics Direct product; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Bank of America, National Association (“Bank of America”) and a limited number of other financial institution (“FI”) partners; risks related to our ability to maintain relationships with Chase, Wells Fargo and Bank of America; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors, including the impact of the COVID-19 pandemic; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new FI partners and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing FIs and retailers, and develop and launch new services and features; and other risks detailed in the “Risk Factors” section of our Form 10-K filed with the Securities and Exchange Commission on March 3, 2020 and in subsequent periodic reports that we file with the Securities and Exchange Commission, including our Form 10-Q for the quarter ended June 30, 2020. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. In addition to U.S. GAAP financial information, this presentation includes billings, adjusted contribution, adjusted FI Share and other third-party costs, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net loss and non-GAAP net loss per share, each of which is a non-GAAP financial measure. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. Reconciliations of billings, adjusted contribution, adjusted FI Share and other third-party costs, adjusted EBITDA, adjusted EBITDA margin, non-GAAP net loss and non-GAAP net loss per share to the most directly comparable GAAP measures are included in the appendix to this presentation. Please see appendix for definitions.

We power a native ad platform in banks’ digital channels.

COVID-19 Continuity Plan

We are committed to helping our partners weather this pandemic and come out ahead on the other side. Our clients' profitable success is the lifeblood of what we do, and we're very proud to provide a connection between advertisers, banks, and their mutual customers in these uncertain times.

Priorities	• Protect the health and well-being of our employees and our communities • Continue to invest in our people and our platform innovation priorities • Help marketing clients with valuable insights and flexible campaigns • Keep our technology and operations running smoothly • Deliver relationship & technical support to our bank partners
Operational Continuity	• Global COVID-19 task force to address ongoing employee safety, operations, and communications • Employees productively and securely working from home since March 13th • Proactive system maintenance and stress testing • Our excellent capitalization enables financial flexibility, focusing on investment discipline
Marketing Client Support	• Creation of COVID-19 Analytics Dashboard to help clients understand shifts in consumer spend • Modified offers to support clients' updated business operations (e.g., online & delivery) • Campaign targeting adjustments to increase focus on active category spenders • Rise, Retain, Return strategy – acquire customers for clients experiencing a **rise** in spend; **retain** customers for those who have significantly grown their base; and help those negatively impacted **return** as quickly as possible

© 2020 Cardlytics

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My Wells Fargo Deals is live for all Wells Fargo customers My Wells Fargo Deals is now available to all Wells Fargo debit and credit customers. Customers can access the program across mobile and online banking, as well as activatable email. © 2020 Cardlytics 5

Cardlytics provides a scaled solution based on purchase intelligence Distinctive Benefits 157M for Marketers FI Monthly Active Users(1) Reach valuable banked customers Operate in a brand-safe, privacy-protected, $3T trusted digital channel in Annual Spend(2) Market to the most valuable customers based on their actual spending Drive in-store and online traffic 1 IN 2 U.S. Purchase Transactions(2) Closed-loop solution measures marketing results to the penny (1) FI monthly active users (“FI MAUs”) during the three months ended June 30, 2020. Please see appendix for definitions. (2) Based on aggregated data of our current FI partners from the April 2019 Nilson Report. © 2020 Cardlytics 6

Q2 2020 U.S. Engagement Metrics

Establishing baseline engagement metrics post-Wells Fargo launch. Note that bank launches, COVID-19, new logos and verticals all impact these metrics and there may be variation in future quarters before stabilization.

Offer Activation Rates[1] by Industry


2.55%
2.05%
3.41%
3.08%
6.01%
3.09%
2.18%
2.55%
E-Comm
Entertainment
Grocery
Other
Restaurant
Retail
Subscription
Travel

Campaign Spend Ratios[1] by Industry


0.40%
0.05%
0.34%
0.15%
2.70%
0.81%
0.17%
0.21%
E-Comm
Entertainment
Grocery
Other
Restaurant
Retail
Subscription
Travel

Monthly log-in days[1] show that FI MAUs are logging in 10.27 days per month.

Offer activation rates[1] show higher rates for small ticket, volume heavy offers versus large ticket and subscription offers.

Campaign spend ratios[1] show Cardlytics currently targets a small proportion of total FI MAU spend.

- As budgets increase and more advertisers come onto the platform, more spend from FI MAUs can be targeted with offers.
- There remains considerable room to target larger audiences in light of existing FI MAU engagement levels.

(1) Please see appendix for definitions.

© 2020 Cardlytics

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Despite the challenging environment, we remain focused on our strategic initiatives Drive Long-term Revenue Growth • Continued FI MAU expansion both organically and through new bank partnerships. Materially expand budgets with exsiting advertisers while penetrating new advertisers and verticals. Demonstrate Operating Leverage • Realize the value of technology, infrastructure, and personnel investments to support >200M FI MAUs. Evolve the Platform • Continue adding capabilities with more exposure, enhanced content and more touchpoints. • Further simplify the Cardlytics buying process, unlocking new growth opportunities through reduced friction via automation. © 2020 Cardlytics 8

Financial Information & Operating Metrics

Q2 2020 year-over-year results ($ in millions) Revenue Adj. Contribution(1)(2) Billings(1) $100.9 Q2 Billings -46.4% y/y $82.8 $73.8 $70.2 $67.8 $69.3 $58.6 Q2 Revenue -42.1% y/y $51.4 $56.4 $48.8 $48.6 $48.7 $47.8 $45.5 $39.5 $35.6 $36.0 $32.7 $34.6 $28.2 Q2 Adj. $31.0 Contribution $24.7 $22.1 $21.8 $20.4 -43.2% y/y $16.2 $1 7.0 $1 7.6 $14.2 $12.4 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 (1) Adjusted contribution and billings are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are included in the appendix to this presentation, as well as the definitions of these non-GAAP measures. (2) Adjusted contribution includes the impact of a $0.8 million gain during the third quarter of 2018 related to the renewal of our agreement with an FI partner, which contains certain amendments that are retroactively applied as of January 1, 2018. © 2020 Cardlytics 10

Billings and Adjusted Contribution best reflect performance Billings Consumer Enhanced GAAP Revenue FI Share Adjusted Total in aggregate Incentive Consumer Recognized as Portion of Revenue Contribution paid by marketers Set by CDLX to Incentive Revenue; to be split shared with FI Amount retained achieve marketing Additional Consumer between CDLX & partners by CDLX; net of objectives; can Incentives funded by our FI partners FI Share fluctuate based on FI partners desired outcome © 2020 Cardlytics 11

Q2 2020 Results



BILLINGS
REVENUE
ADJ. CONTRIBUTION
Consumer Incentives
Adjusted FI Share
Adjusted contribution
$25,046
$26,889
$21,841
(46.4%)
(42.1%)
(43.2%)
$11,299
$15,820
$12,402
Q2 2019
Q2 2020

	Three Months Ended June 30,		Change	
	2019	2020	$	%
Billings[1]	$73,776	$39,521	($34,255)	(46.4%)
Consumer Incentives	25,046	11,299	(13,747)	(54.9%)
Revenue	$48,730	$28,222	($20,508)	(42.1%)
Adjusted FI Share and other third-party costs[1]	26,889	15,820	(11,069)	(41.2%)
Adjusted Contribution[1]	$21,841	$12,402	($9,439)	(43.2%)
Delivery costs	$3,370	$3,499	$129	3.8%
Amortization of deferred FI implementation costs	$731	$991	$260	35.6%
Gross Profit	$17,740	$7,912	($9,828)	(55.4%)

(1) Billings, adjusted FI share and other third-party costs and adjusted contribution are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are presented below under the headings "Reconciliation of GAAP Revenue to Billings," "Reconciliation of GAAP FI Share and Other Third-Party Costs to Adjusted FI Share and Other Third-Party Costs" and "Reconciliation of GAAP Gross Profit to Adjusted Contribution." Please see appendix for definitions.

© 2020 Cardlytics

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Significant FI MAU increase precedes opportunity for expected Billings growth and future ARPU expansion (FI MAUs in millions) FI MAUs(1) ARPU(1) $0.60 $0.58 $0.57 1 5 7. 2 $0.55 $0.52 140.8 133.4 128.3 120.1 108.5 $0.44 $0.40 83.2 $0.33 $0.32 58.7 58.8 59.3 $0.18 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 (1) Please see appendix for definitions. © 2020 Cardlytics 13

Appendix

Appendix

Q2 2020 Results *(unaudited)*

(Amounts in thousands, except ARPU and per share amounts)

	Three Months Ended June 30,		Change		Six Months Ended June 30,		Change	
	2020	2019	AMT	%	2020	2019	AMT	%
Revenue	$28,222	$48,730	($20,508)	(42.1%)	$73,731	$84,718	($10,987)	(13.0%)
Billings[1]	39,521	73,776	(34,255)	(46.4)	107,297	132,326	(25,029)	(18.9)
Gross Profit	7,912	17,740	(9,828)	(55.4)	23,877	31,478	(7,601)	(24.1)
Adjusted contribution [1]	12,402	21,841	(9,439)	(43.2)	32,781	39,478	(6,697)	(17.0)
Net loss attributable to common stockholders	(19,758)	(6,510)	(13,248)	203.5	(33,289)	(12,824)	(20,465)	159.6
Net loss per share (EPS)	($0.73)	($0.29)	($0.44)	151.7	($1.24)	($0.57)	($0.67)	117.5
Adjusted EBITDA[1]	($7,693)	($626)	($7,067)	1,128.9	($11,676)	($3,805)	($7,871)	206.9
Adjusted EBITDA margin [1][2]	(27.26%)	(1.28%)			(15.84%)	(4.49%)		
Non-GAAP net loss[1]	($10,239)	($2,748)	($7,491)	272.6	($17,277)	($7,845)	($9,432)	120.2
Non-GAAP net loss per share[1]	($0.38)	($0.12)	($0.26)	216.7	($0.64)	($0.35)	($0.29)	82.9
FI MAUs	157,220	120,125	37,095	31.0	149,000	114,297	34,703	30.0
ARPU	$0.18	$0.40	($0.22)	(55.0%)	$0.49	$0.74	($0.25)	(33.3%)

(1) Billings, adjusted contribution, adjusted EBITDA, non-GAAP net loss and non-GAAP net loss per share are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are included in the appendix to this presentation, as well as definitions of these non-GAAP terms.

(2) Adjusted EBITDA margin is calculated as adjusted EBITDA divided by revenue.

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Appendix Reconciliation of GAAP Revenue to Billings (unaudited) (Amounts in thousands) Three Months Ended Mar 31, Jun 30, Sept 30, Dec 31, Mar 31, Jun 30, Sept 30, Dec 31, Mar 31, Jun 30, 2018 2018 2018 2018 2019 2019 2019 2019 2020 2020 Revenue $32,713 $35,570 $34,582 $47,819 $35,988 $48,730 $56,419 $69,293 $45,509 $28,222 Plus: Consumer Incentives 16,049 15,848 14,002 22,397 22,562 25,046 26,373 31,642 22,267 11,299 Billings $48,762 $51,418 $48,584 $70,216 $58,550 $73,776 $82,792 $100,935 $67,7 76 $39,521 © 2020 Cardlytics 16

Appendix

Reconciliation of GAAP Gross Profit to Adjusted Contribution *(unaudited)*

(Amounts in thousands)

	Three Months Ended									
	Mar 31, 2018	Jun 30, 2018	Sept 30, 2018	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019	Sept 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020
Revenue	$32,713	$35,570	$34,582	$47,819	$35,988	$48,730	$56,419	$69,293	$45,509	$28,222
Minus:										
FI Share and other third-party costs(1)	21,420	19,747	17,982	26,222	19,004	27,620	32,470	38,986	26,138	16,811
Delivery costs(2)	1,943	2,559	3,007	3,123	3,246	3,370	3,070	3,207	3,406	3,499
Gross profit	$9,350	$13,264	$13,593	$18,474	$13,738	$17,740	$20,879	$27,100	$15,965	$7,912
Plus:										
Delivery costs(2)	1,943	2,559	3,007	3,123	3,246	3,370	3,070	3,207	3,406	3,499
Non-cash equity expense included in FI Share	2,519	-	-	-	-	-	-	-	-	-
Amortization of deferred FI implementation costs	412	346	378	482	653	731	789	696	1,008	991
Adjusted contribution	$14,224	$16,169	$16,978	$22,079	$17,637	$21,841	$24,738	$31,003	$20,379	$12,402

(1) FI Share and other third-party costs, gross profit and adjusted contribution include the impact of a $0.8 million gain during 2018 related to the renewal of our agreement with an FI partner, which contains certain amendments that are retroactively applied as of January 1, 2018.

(2) Delivery costs include stock-based compensation expense as follows:

	Three Months Ended									
	Mar 31, 2018	Jun 30, 2018	Sept 30, 2018	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019	Sept 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020
Delivery costs: Stock-based compensation expense	$85	$183	$203	$162	$164	$199	$176	$172	$175	$357

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Appendix

Reconciliation of GAAP FI Share and Other Third-Party Costs to Adjusted FI Share and Other Third-Party Costs *(unaudited)*

(Amounts in thousands)

	Three Months Ended									
	Mar 31, 2018	Jun 30, 2018	Sept 30, 2018	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019	Sept 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020
FI Share and other third-party costs(1)(2)	$21,420	$19,747	$17,982	$26,222	$19,004	$27,620	$32,470	$38,986	$26,138	$16,811
Minus:										
Non-cash equity expense included in FI Share	2,519	-	-	-	-	-	-	-	-	-
Amortization of deferred FI implementation costs	412	346	378	482	653	731	789	696	1,008	991
Adjusted FI Share and other third-party costs(1)(2)	$18,489	$19,401	$17,604	$25,740	$18,351	$26,889	$31,681	$38,290	$25,130	$15,820

(1) FI Share and other third-party costs and adjusted FI Share and other third-party costs include the impact of a $0.8 million gain during 2018 related to the renewal of our agreement with an FI partner, which contains certain amendments that are retroactively applied as of January 1, 2018.

(2) FI Share and othe third-party costs and Adjusted FI Share and other third-party costs include the impact of a $0.8 million gain during the third quarter of 2018 related to the renewal of our agreement with Lloyds, which contains certain amendments that are retroactively applied as of January 1, 2018.

© 2020 Cardlytics

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Appendix

Reconciliation of GAAP Net (Loss) Income to Adjusted EBITDA *(unaudited)*

(Amounts in thousands)

	Three Months Ended									
	Mar 31, 2018	Jun 30, 2018	Sept 30, 2018	Dec 31, 2018	Mar 31, 2019	Jun 30, 2019	Sept 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020
Net (loss) income[1]	($20,055)	($13,053)	($8,368)	($11,566)	($6,314)	($6,510)	($7,747)	$3,427	($13,531)	($19,758)
Plus:										
Income tax benefit	-	-	-	-	-	-	-	-	-	-
Interest expense (income), net	1,749	992	254	269	304	338	218	(321)	(284)	10
Depreciation and amortization expense	910	784	777	811	961	1,053	1,167	1,354	2,331	1,545
Stock-based compensation expense	2,900	8,345	5,723	9,822	1,708	3,072	7,486	3,585	4,126	9,108
Foreign currency (gain) loss	(683)	1,109	256	490	(491)	667	903	(1,859)	1,886	8
Amortization of deferred FI implementation costs	412	346	378	482	653	731	789	696	1,008	991
Costs associated with financing events	-	-	118	-	-	-	123	123	-	-
Loss on extinguishment of debt	-	924	-	-	-	23	28	-	-	-
Change in fair value of warrant liabilities, net	9,172	(1,611)	(801)	-	-	-	-	-	-	-
Restructing costs	-	-	-	-	-	-	-	-	482	403
Adjusted EBITDA[1]	($3,076)	($2,164)	($1,663)	$308	($3,179)	($626)	$2,967	$6,891	($3,982)	($7,693)

(1) Net (loss) income and adjusted EBITDA include the impact of a $0.8 million gain during 2018 related to the renewal of our agreement with an FI partner, which contains certain amendments that are retroactively applied as of January 1, 2018. Please see appendix for deinition of adjusted EBITDA.

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Appendix Reconciliation of GAAP Net Loss to Non-GAAP Net Loss and Non-GAAP Net Loss Per Share (unaudited) (Amounts in thousands, except per share amounts) Three Months Ended Six Months Ended June 30, June 30, 2019 2020 2019 2020 Net loss ($6,510) ($19,758) ($12,824) ($33,289) Plus: Stock-based compensation expense 3,072 9,108 4,780 13,233 Foreign currency loss 667 8 176 1,894 Loss of extinguishment of debt 23 - 23 - Restructuring costs - 403 - 885 Non-GAAP net loss ($2,748) ($10,239) ($7,845) ($17,277) Weighted-average number of shares of common stock used in computing non-GAAP net loss per share: GAAP weighted-average common shares outstanding, diluted 22,731 27,072 22,618 26,898 Non-GAAP net loss per share attributable to common stockholders, diluted ($0.12) ($0.38) ($0.35) ($0.64) © 2020 Cardlytics 20

Appendix Definitions Adjusted contribution: We define adjusted contribution as the measure by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our FI partners. Adjusted contribution demonstrates how incremental marketing spend on our platform generates incremental amounts to support our sales and marketing, research and development, general and administration and other investments. Adjusted contribution is calculated by taking our total revenue less our FI Share and other third-party costs exclusive of a non-cash equity expense and amortization of deferred FI implementation costs, which are non-cash costs. Adjusted contribution does not take into account all costs associated with generating revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns. Adjusted EBITDA: We define adjusted EBITDA as our net loss before income tax benefit; interest expense, net; depreciation and amortization expense; stock-based compensation expense; foreign currency loss; amortization of deferred FI implementation costs; costs associated with financing events; loss on extinguishment of debt; change in fair value of warrant liabilities, net; change in fair value of convertible promissory notes; restructuring costs and a non-cash equity expense recognized in FI Share. ARPU: We define ARPU as the total Cardlytics Direct revenue generated in the applicable period calculated in accordance with GAAP, divided by the average number of FI MAUs in the applicable period. Billings: Billings represents the gross amount billed to marketers for advertising campaigns in order to generate revenue. Billings is reported gross of both Consumer Incentives and FI Share. Our GAAP revenue is recognized net of Consumer Incentives and gross of FI Share. Campaign spend ratio: We define campaign spend ratio as the amount of spend from FI MAUs that is associated with the campaigns in which they were targeted with offers divided by the total amount of spend from FI MAUs in the industries in which FI MAUs were targeted with offers during the applicable period. FI MAUs: We define FI monthly active users (“FI MAUs”) as targetable customers or accounts of our FI partners that logged in and visited the online or mobile banking applications of, or opened an email containing our offers from our FI partners during a monthly period. We then calculate an average of these FI MAUs for the periods presented. Monthly log-in days: We define monthly log-in days as the average number of days in which FI MAUs logged in and visited the online or mobile banking applications of, or opened an email containing our offers from, our FI partners during a monthly period. We then calculate an average of the monthly log-in days for the periods presented. Non-GAAP net loss: We define non-GAAP net loss as our net loss before stock-based compensation expense; foreign currency loss; and restructuring costs. Notably, any impacts related to minimum FI Share commitments in connection with agreements with certain FI partners are not added back to net loss in order to calculate adjusted EBITDA. Non-GAAP net loss per share: We define non-GAAP net loss per share as non-GAAP net loss divided by non-GAAP weighted-average common shares outstanding, diluted, which includes our GAAP weighted-average common shares outstanding, diluted, and our weighted-average preferred shares outstanding, assuming conversion. Offer activation rate: We define offer activation rate as the total number of offers activated by FI MAUs divided by the total number of offers served to FI MAUs in the applicable period. © 2020 Cardlytics 21

Appendix Industry Definitions Industry Segment Families E-Comm E-Commerce Entertainment Amusement Parks, Cinema/ Video, Concerts/ Theater, Gaming, Golf, Miscellaneous Recreation Services, Museums/ Parks, Radio, Sporting & Sporting Venues/Other, Ticket Providers Grocery Convenience, Grocery Other Business Services, Financial Institutions, Gyms/Fitness, Home/ Maintenance, Online Education/ Distance Learning, Other Services, Salon/Spa Restaurant Banquet/Caterers, Bars/Night Clubs/Taverns, Fast Food/ Quick Serve, Full Service Restaurants, Quick Serve Light Fares Retail Accessories, Apparel, Auto Services and Products, Beauty Products/Cosmetics, Books/ Magazine, Child/ Infant Care, Drug Store/Pharmacy, General/Multi-Line, Home & Garden, Office Supplies, Other Retail, Pets, Shoes & Athletic Footwear, Specialty Gifts, Sporting & Outdoor Goods Subscription Bundled, Insurance/ Real Estate, Internet, Phone, Professional Services, Television Travel Airlines, Car Rental, Cruise Lines, Gas Stations, Hotels/Lodging, Other Travel, Parking Services, Personal Transportation, Tour Operators/Agencies, Travel Aggregators and Agencies Exclusions Antique/Pawn, Charitable and Social Service Organizations, Courier/Freight/Storage, Gambling, Government, Lifestyle/ Social, Medical Services, Other Educational, Schools © 2020 Cardlytics 22